UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

LEARN CW INVESTMENT CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40885	98-1583469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11755 Wilshire Blvd.
Suite 2320
Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 324-2990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	LCW.U	NYSE
Class A Ordinary Shares included as part of the units	LCW	NYSE
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCW.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement

On October 24, 2023, Learn CW Investment Corporation (“Learn CW”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Learn CW, , Learn SPAC HoldCo, Inc., a Delaware corporation and direct, wholly owned subsidiary of Learn CW (“Holdco”), LCW Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Holdco (“LCW Merger Sub”), and Innventure Merger Sub, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Holdco (“Innventure Merger Sub”) and Innventure LLC, a Delaware limited liability company (the “Company” or “Innventure”).

Pursuant to the Business Combination Agreement, the parties thereto will enter into a business combination transaction (the “Business Combination” and, together with the other transactions contemplated by thereby, the “Transactions”), pursuant to which, among other things,  (i) LCW Merger Sub will merge with and into Learn CW (the “LCW Merger”), with Learn CW being the surviving company, and (ii) Innventure Merger Sub will merge with and into the Company (the “Innventure Merger” and together with the LCW Merger, the “Mergers”), with the Company being the surviving company. Following the Mergers, each of the Company and Learn CW will be a subsidiary of Holdco, and Holdco will become a publicly traded company. At the closing of the Transactions (“Closing”), Holdco is expected to change its name to Innventure, Inc, and its common stock, par value $0.0001 (“Holdco Common Stock”), is expected to list on either the NYSE or NASDAQ.

The Business Combination is expected to be consummated after the required approval by the shareholders of Learn CW and the satisfaction of certain other conditions summarized below.

Business Combination Agreement

Consideration and Structure

The aggregate consideration (“Merger Consideration”) to be paid to the holders of the Company’s outstanding equity and profits interests and warrants, other than the Class PCTA Units and the Class I Units (each as defined in the Business Combination Agreement) (such holders, the “Company Members”) at the Closing will consist of a number of shares of Holdco Common Stock equal to (i) (A) $435 million minus (B) the outstanding indebtedness as of the Closing (not including indebtedness from any Additional Financing (as defined in the Business Combination Agreement), if any, plus (C) cash and cash equivalents (not including cash from any Additional Financing) held by the Company and its direct and indirect subsidiaries as of the Closing, divided by (ii) $10.00.  A portion of the aggregate Merger Consideration will be in the form of a contingent right to receive Company Earnout Shares (as defined below).

As part of the Merger Consideration, the Company Members shall have the contingent right to receive up to five million shares of Holdco Common Stock in the aggregate (the “Company Earnout Shares”), subject to the following milestone conditions (the “Milestone Conditions”):

(i)
40% of the Company Earnout Shares will be issuable, upon Accelsius, Inc. having entered into binding contracts providing for revenue to the Company within seven years following the Closing (the “Vesting Period”) in excess of $15 million in revenue;

(ii)
40% of the Company Earnout Shares will be issuable, upon the Company’s formation of a new subsidiary, in partnership with a Multi-National Company (as defined in the Business Combination Agreement) within the Vesting Period; and

(iii)	20% of the Earnout Shares will be issuable, upon AeroFlexx, LLC having received in excess of $15 million in revenue within the Vesting Period.

The milestone conditions described above will also be deemed to be achieved if, during the period that begins six months following the Closing and prior to the expiration of the Vesting Period, there is (a) a Change of Control (as defined in the Business Combination Agreement) of Holdco or (b) the volume-weighted average trading price of Holdco Common Stock exceeds $11.50 per share for at least twenty trading days in any immediately preceding thirty trading day period.  Any Company Earnout Shares not properly earned by the end of the Vesting Period shall no longer be payable and the obligations of Holdco to issue such Company Earnout Shares shall be terminated.

Effect of the Innventure Merger

On the terms and subject to the conditions set forth in the Business Combination Agreement, at the effective time of the Innventure Merger (the “Innventure Merger Effective Time”), by virtue of the Innventure Merger, (a) each share of Company Units other than the Class PCTA Units and the Class I Units (each as defined in the Business Combination Agreement and excluding units to be cancelled in accordance to the Business Combination Agreement), and Class B Preferred Warrants outstanding immediately prior to the Innventure Merger Effective Time (other than dissenting shares) will be converted into the right to receive a number of shares of Holdco Common Stock equal to: (i) the aggregate Merger Consideration, allocated among the Company Members in accordance with the Business Combination Agreement.

Effect of the LCW Merger

On the terms and subject to the conditions set forth in the Business Combination Agreement, at the effective time of the LCW Merger (the “LCW Merger Effective Time” and together with the Innventure Merger Effective Time, the “Effective Time”), by virtue of the LCW Merger:

(i) each ordinary share of Learn CW (“Learn CW Ordinary Share”) issued and outstanding immediately prior to the LCW Merger Effective Time (other than shares to be cancelled in accordance with the Business Combination Agreement and any Redemption Shares (as defined below)) will be automatically cancelled and converted into the right to receive one share of Holdco Common Stock;

(ii) each Learn CW Ordinary Share issued and outstanding immediately prior to the LCW Merger Effective Time with respect to which a Learn CW shareholder has validly exercised its redemption rights in connection with the shareholder vote on the Learn CW Shareholder Approval matters (as defined below) (collectively, the “Redemption Shares”) will not be converted into and become a share of Holdco Common Stock, and instead will at the LCW Merger Effective Time be converted into the right to receive from Learn CW, in cash, an amount per share calculated in accordance with such shareholder’s redemption rights; and

(iii) at the LCW Merger Effective Time, by virtue of the assumption of the warrant agreement, dated as of October 12, 2021, between Learn CW and American Stock Transfer & Trust Company, LLC, a New York limited liability company (“the “Warrant Agreement”), Holdco shall assume each warrant of Learn CW that (a) was included as part of each unit issued by Learn CW in a private placement to CWAM LC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), at the time of the consummation of the initial public offering (the “IPO”) of the Learn CW Units (as defined in the Business Combination Agreement) entitling its holder to purchase one Class A ordinary share of Learn CW at a price of $11.50 per share (“Learn CW Private Warrants”); and (b) was included in as part of each unit issued in the IPO entitling its holder thereof to purchase one Class A ordinary share at a purchase price of $11.50 per share (“Learn CW Public Warrants” and collectively with the Learn CW Private Warrant, the “Learn CW Warrants”) that is outstanding immediately prior to the LCW Merger Effective Time will automatically and irrevocably be modified to provide that such Learn CW Warrant will no longer entitle the holder thereof to purchase the number of Learn CW Ordinary Shares set forth therein and in substitution thereof such Learn CW Warrant will entitle the holder thereof to acquire such number of shares of Holdco Common Stock per Learn CW Warrant that such holder was entitled to acquire pursuant to the terms and conditions of the Warrant Agreement.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) entity organization, standing, formation and authority, (ii) authorization to enter into the Business Combination Agreement, (iii) capital structure, (iv) consents and approvals, (v) financial statements, (vi) absence of changes, (vii) license and permits, (viii) litigation, (ix) material contracts, (x) intellectual property, (xi) taxes, (xii) real and personal properties, (xiii) employee matters, (xiv) benefit plans, (xv) compliance with laws, (xvi) environmental matters, (xvii) benefit plans, (xviii) affiliate transactions, (xix) insurance, (xx) business practices and (xxi) finders and brokers. Except in the case of fraud, the representations and warranties of the parties contained in the Business Combination Agreement will terminate and be of no further force and effect as of the Closing.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the Company businesses in the ordinary course of business prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, (iii) prohibitions on discussions regarding alternative transactions, (iv) the preparation and filing of a registration statement on Form S-4 (the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Holdco Common Stock and warrants of Holdco (“Holdco Warrants”) to be issued pursuant to the Business Combination Agreement, which will also contain a prospectus and proxy statement for the purpose of soliciting proxies from Learn CW’s shareholders to vote in favor of certain matters (the “Learn CW Shareholder Approval Matters”), (v) Holdco’s adoption of an equity incentive plan that provides for grants and awards to eligible service providers, (vi) the protection of, and access to, confidential information of the parties, and (vii) the parties’ efforts to obtain necessary approvals from Governmental Authorities (as defined in the Business Combination Agreement).

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions for transactions involving special purpose acquisition companies, including, among others: (i) approval of the Learn CW Shareholder Approval Matters by Learn CW’s shareholders (the “Learn CW Shareholder Approval”), (ii) approval of the Business Combination Agreement and the Transactions, by those requisite members as set forth in the Business Combination Agreement, (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions being in force, (iv) the Registration Statement having become effective, (v) the shares of Holdco Common Stock to be issued pursuant to the Business Combination Agreement having been approved for listing on the Listing Exchange (as defined in the Business Combination Agreement), (vi) Sponsor and the Company having executed a Sponsor Support Agreement and a Member Support Agreement (each as defined below), respectively, and (vii) customary bring-down conditions.

Termination

The Business Combination Agreement may be terminated as follows:

(i)	by mutual written consent of the Company and Learn CW;

(ii)
by the Company, if at any time prior to the receipt of Learn CW Shareholder Approval, there has been a modification in recommendation to vote in favor of the Transaction by the board of directors of Learn CW;

(iii)
by the Company if Learn CW Shareholder Approval will not have been obtained with respect to the matters set forth in the Business Combination Agreement by reason of the failure to obtain the required vote at a duly convened extraordinary general meeting of the shareholders of Learn CW or at any adjournment or postponement;

(iv)
by Learn CW or the Company if any of the conditions to the Closing set forth in the Business Combination Agreement have not been satisfied or waived by October 13, 2024 (the “Outside Date”); such right to terminate the Business Combination Agreement will not be available to a party if a breach or violation by such party or its affiliates of any representation, warranty, covenant or obligation under the Business Combination Agreement was the primary cause of, resulted in, the failure of the Closing to occur on or before the Outside Date;

(v)
by Learn CW, following the expiration of any deadline by which Learn CW must complete a business combination in accordance its organizational document as then in effect, if such deadline has not been properly extended in accordance with its organization documents;

(vi)
by Learn CW or the Company if a Governmental Authority of competent jurisdiction shall have issued an order or law or has taken any other action permanently restraining enjoining or otherwise prohibiting the consummation of the Transactions, and such order, law or other action has become final and non-appealable;

(vii)
by either the Company or Learn CW, if (i) there has been a breach by either party of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of either party shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in the Business Combination Agreement to be satisfied and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of:  (A) twenty days after written notice of such breach or inaccuracy is provided to Learn CW; or (B) the Outside Date.

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement and any related agreements. The Business Combination Agreement has been included as an exhibit to this Current Report on Form 8-K (this “Current Report”) to provide investors with information regarding its terms. It is not intended to provide any other factual information about Learn CW, the Company or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Learn CW’s public disclosures.

The foregoing description of the Business Combination Agreement is not complete and is qualified in its entirety by reference to the Business Combination Agreement which is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference.

Standby Equity Purchase Agreement

Concurrently with the parties entering into the Business Combination Agreement, Holdco entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd. (“Yorkville”) pursuant to which, subject to the consummation of the Transactions, Holdco has the option, but not the obligation, to issue and Yorkville shall subscribe for, an aggregate amount of up to $75 million of the Holdco Common Stock at the time of Holdco’s choosing during the term set forth in the SEPA, subject to certain limitations, including exchange caps, issuances and subscriptions based on trading volumes. Each advance under the SEPA (an “Advance”) may be in an amount of Holdco Common stock up to the greater of (i) $10 million or (ii) the aggregate daily trading volume of Holdco Common Stock in the five trading days prior to Holdco requesting an Advance. The purchase price for an Advance is determined by multiplying the market price of Holdco Common Stock by either (a) 95% of the average daily VWAP during the applicable one-day pricing period or (b) 97% of the lowest daily VWAP during the applicable three consecutive trading day pricing period.

The SEPA will continue for a term of three years commencing from the date of the Closing, unless prior terminated pursuant to its terms.

The foregoing description of the SEPA is not complete and is qualified in its entirety by reference to the SEPA which is filed with this Current Report as Exhibit 2.2 and is incorporated herein by reference.

Related Agreements

Member Support Agreement

In connection with the execution of the Business Combination Agreement, certain Company Members have entered into a Member Support Agreement (the “Member Support Agreement”) with Learn CW, Holdco, and the Company, pursuant to which such Company Members have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby, (ii) be subject to a 180-day lock-up period following the Closing with respect to any shares of Holdco Common Stock received as consideration in the Transaction and (iii) be bound by certain other covenants and agreements related to the Transactions. The Company Members party to the Member Support Agreement hold sufficient shares of the Company to cause the approval of the Transactions on behalf of the Company.

The foregoing description of the Member Support Agreement is not complete and is qualified in its entirety by reference to the Member Support Agreement which is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Learn CW, the Company and the Sponsor have entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”). The Sponsor Support Agreement provides that Sponsor agrees (i) to vote in favor of the proposed transactions contemplated by the Business Combination Agreement, (ii) to appear at certain Learn CW shareholder meetings for purposes of constituting a quorum, (iii) to vote against any proposals that would materially impede the proposed transactions contemplated by the Business Combination Agreement, (iv) to waive any anti-dilution rights that would otherwise result in Class B ordinary shares of Learn CW (the “Class B Ordinary Shares”) held by Learn CW converting into Holdco Common Stock on a greater than one-for-one basis in connection with the Transactions and the transactions contemplated by the Business Combination Agreement and (v) to forfeit 750,000 Class B Ordinary Shares and waive any anti-dilution adjustment to the conversion ratio of such shares resulting in such shares converting into Holdco Common Stock on a one-for-one basis, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

In addition, pursuant to the Sponsor Support Agreement, up to an additional 1,880,000 Class B Ordinary Shares held by the Sponsor (the “At Risk Sponsor Shares”) are subject to forfeiture if the aggregate amount of (i) any Additional Financing, plus (ii) funds from the Learn CW’s trust account available for distribution to Holdco at Closing (collectively, the “Additional Funds”), does not exceed $50 million before taking into account any financing fees and transaction expenses (the “Target Amount”).  The amount of At Risk Sponsor Shares subject to forfeiture shall be proportionally reduced to the extent the Additional Funds at Closing are less than the Target Amount.  In addition, to the extent not forfeited pursuant to the foregoing at Closing, the At Risk Sponsor Shares shall be subject to a lock-up, subject to release upon the  volume-weighted average trading price of Holdco Common Stock does not exceed $11.50 per share for at least twenty days in any immediately preceding thirty day period following the Closing (the “At Risk Sponsor Share Vesting Condition”).  If the At Risk Sponsor Share Vesting Condition has not occurred prior to the 7th anniversary of the Closing, such At Risk Sponsor Shares shall be deemed forfeited by the Sponsor and be cancelled by Holdco for no further consideration.

In addition, pursuant to the Sponsor Support Agreement, an amount of Holdco Common Stock received by the Sponsor at Closing equal to the product of 3,000,000 multiplied by a fraction, the numerator of which is 5 million and the denominator of which is the total Merger Consideration (the “Sponsor Earnout Shares”) shall be subject to vesting and forfeiture following the Closing. The Sponsor Earnout Shares will vest upon the achievement of the Milestone Conditions concurrently with the vesting and issuance of the Company Earnout Shares, and will also be deemed vested if, prior to the expiration of the Vesting Period, there is (i) a Change of Control (as defined in the Business Combination Agreement) of Holdco or (ii) the volume-weighted average trading price of Holdco Common Stock exceeds $11.50 per share for at least twenty days in any immediately preceding thirty day period. If the Sponsor Earnout Shares shall not have vested pursuant to the foregoing prior to the expiration of the Vesting Period, the Sponsor Earnout Shares shall be deemed forfeited by the Sponsor and be cancelled by Holdco for no further consideration.

The foregoing description of the Sponsor Support Agreement is not complete and is qualified by reference to the Sponsor Support Agreement, which is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

Pursuant to the terms of the Business Combination Agreement, at the Closing, Holdco, the Sponsor and certain other holders of the Holdco Common Stock will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The Registration Rights Agreement will provide these holders (and their permitted transferees) with the right to require Holdco, at Holdco’s expense, to register the Holdco Common Stock that they hold, on customary terms, including customary demand and piggyback registration rights. The Registration Rights Agreement will also provide that Holdco pay certain expenses of the electing holders relating to such registration and indemnify them against liabilities that may arise under the Securities Act.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is attached as Exhibit A-1 to the Business Combination Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Investor Rights Agreement

Pursuant to the terms of the Business Combination Agreement, at the Closing, Holdco and certain Company Members (the “Founding Investors”) have agreed to enter into an Investor Rights Agreement (the “Investor Rights Agreement”). Each party to the Investor Rights Agreement agrees to cause (x) the board of Holdco to be comprised of seven (7) directors (subject to increase by unanimous resolutions of the board from time to time) and (y) cause certain nominees to be elected to serve as directors on the board, at each annual meeting, so long as the Founding Investors collectively satisfy certain minimum holding condition as set forth in the Investor Rights Agreement.

The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the form of Investor Rights Agreement, which is attached as Exhibit A-2 to the Business Combination Agreement which is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Lock-Up Agreements

In connection with the execution of the Business Combination Agreement, certain insiders of Innventure (each, a “Lock-Up Party”) have entered into lock-up agreements (the “Lock-Up Agreements”) with Holdco, pursuant to which such persons have agreed, subject to certain customary exceptions, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, any shares of Holdco Common Stock, or any securities convertible into, exercisable for, exchangeable for or that represent the right to receive any shares of Holdco Common Stock (collectively, the “Restricted Shares”), currently owned or acquired after the date of the applicable Lock-Up Agreement, that is owned directly by such Lock-Up Party (including securities held as custodian) or with respect to which such Lock-Up Party has beneficial ownership within the rules and regulations of the SEC, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Restricted Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) for a period ending upon the earlier of (A) the expiration of one year after the Closing, and (B) subsequent to the Closing, (i) if the closing price of the Company Stock equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, or (ii) the date which the Company completes a merger, liquidation, stock exchange, reorganization or other similar transaction after the Closing that results in all of the public stockholders of the Company having the right to exchange their Company Stock for cash securities or other property.

The foregoing description of the Lock-Up Agreements is not complete and is qualified by reference to the form of Lock-Up Agreement, which is filed with this Current Report as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 24, 2023, Learn CW and the Company issued a joint press release (the “Press Release”) announcing the Transactions. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Learn CW under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

The Exhibit Index is incorporated by reference herein.

*******

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the parties or the parties’ respective management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the business combination, the parties’ ability to close the referenced business combination, the anticipated benefits of the business combination, including revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of Innventure and/or Learn CW, including, in all cases, statements for the period following the consummation of the business combination. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on our current expectations and beliefs made by the management of Learn CW and Innventure in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Learn CW and Innventure as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Learn CW or Innventure will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the SEC by Learn CW, including in the final prospectus relating to Learn CW’s initial public offering, which was filed with the SEC on October 12, 2021 under the heading “Risk Factors,” or made or to be made by the newly created publicly-listed holding company upon closing of the transaction, and the following: expectations regarding Innventure’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Innventure’s ability to invest in growth initiatives; the implementation, market acceptance and success of Innventure’s business model and growth strategy; Innventure’s future capital requirements and sources and uses of cash; that Innventure will have sufficient capital upon the approval of the transaction to operate as anticipated; Innventure’s ability to obtain funding for its operations and future growth; developments and projections relating to Innventure’s competitors and industry; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against Learn CW or Innventure following announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the business combination due to, among other things, the failure to obtain Learn CW stockholder approval; regulatory approvals; the risk that the announcement and consummation of the Business Combination disrupts Innventure’s current plans; the ability to recognize the anticipated benefits of the business combination; unexpected costs related to the Business Combination; the amount of any redemptions by existing holders of Learn CW’s common stock being greater than expected; geopolitical risk and changes in applicable laws or regulations; the possibility that Learn CW and/or Innventure may be adversely affected by other economic, business, and/or competitive factors; operational risk; and the risk that the consummation of the business combination is substantially delayed or does not occur. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this Current Report are made as of the date hereof, based on information available to Learn CW and Innventure as of the date hereof, and Learn CW and Innventure assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Information for Investors and Shareholders

The Business Combination will be submitted to shareholders of Learn CW for their consideration and approval at a special meeting of shareholders. Learn CW and the Company will prepare the Registration Statement to be filed with the SEC by Holdco, which will include preliminary and definitive proxy statements to be distributed to Learn CW’s shareholders in connection with Learn CW’s solicitation for proxies for the vote by Learn CW’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Learn CW’s shareholders and certain of the Company Members in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, Learn CW will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Learn CW’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Learn CW’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Learn CW, the Company and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Learn CW, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

Learn CW and the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Learn CW’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Learn CW’s shareholders in connection with the Business Combination will be set forth in Learn CW’s registration statement on Form S-4, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Learn CW’s directors and officers in Learn CW’s filings with the SEC and such information will also be in the registration statement to be filed with the SEC by Learn CW, which will include the proxy statement/prospectus of Learn CW for the Business Combination.

This Current Report is not a substitute for the Registration Statement or for any other document that Learn CW or Holdco may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by Learn CW and Holdco through the website maintained by the SEC at http://www.sec.gov.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
2.1*	Business Combination Agreement, dated October 24, 2023 by and among Learn SPAC Holdco, Inc., Learn CW Investment Corporation, LCW Merger Sub, Inc., Innventure Merger Sub, LLC, and Innventure LLC.
2.2	Standby Equity Purchase Agreement, dated October 24, 2023 by and between YA II PN, Ltd. and Learn SPAC HoldCo, Inc.
10.1	Member Support Agreement, dated October 24, 2023, by and among Learn CW Investment Corporation, Learn SPAC Holdco, Inc., Innventure LLC and the undersigned Company Members.
10.2	Sponsor Support Agreement, dated October 24, 2023, by and between Learn CW Investment Corporation, Innventure LLC and CWAM LC Sponsor LLC.
10.3	Form of Lock-Up Agreement.
99.1	Joint Press Release of Learn CW Investment Corporation and Innventure LLC issued October 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Learn CW Investment Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Link Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARN CW INVESTMENT CORPORATION

Date: October 24, 2023	By:	/s/ Robert Hutter
	Name:	Robert Hutter
	Title:	Chief Executive Officer